UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

BLINK CHARGING CO.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

[Email to stockholders first used on June 23, 2026]

SUBJECT LINE: Reminder to Vote Today for the Blink Charging Co Annual Meeting of Shareholders

Dear [name of stockholder],

As a valued shareholder, your input on these important matters makes a difference. Voting takes just a few minutes and can be completed online right now.

How to Vote Online:

1.	Visit https://www.cleartrustonline.com/blnk
2.	Click “Vote Here”
3.	Enter your 12-digit voting code: [control number]
4.	Review the proposals and cast your vote

Hold shares through a broker? Please contact your brokerage firm directly to access their designated voting portal, as they may have different voting procedures.

Deadline: Votes must be submitted by 11:59 PM Eastern Time on June 29, 2026.

Your voice matters in shaping Blink Charging Co.’s future. Thank you for taking the time to participate in this important process.

Best regards,

ClearTrust, LLC

Transfer Agent for Blink Charging Co.